UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022

TEGNA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8350 Broad Street, Suite 200, Tysons, Virginia	22102-5151
(Address of Principal Executive Offices)	(Zip Code)

(703) 873-6600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 10, 2022, TEGNA Inc., a Delaware corporation (the “Company”), entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 22, 2022, by and among Teton Parent Corp., a Delaware corporation (“Parent”), Teton Merger Corp., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), and solely for purposes of certain provisions specified therein, certain subsidiaries of Parent, certain affiliates of Standard General L.P., a Delaware limited partnership, CMG Media Corporation, a Delaware corporation (“CMG”), and certain of CMG’s subsidiaries. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meaning assigned to them in the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on February 22, 2022.

The Amendment provides, among other things and subject to the terms and conditions set forth therein, that certain regulatory efforts covenants will apply with respect to certain station transfers from Parent or an Affiliate of Parent to CMG or an Affiliate of CMG that are contemplated to be consummated as of immediately following the effective time of the merger of Merger Sub with and into the Company.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement remains in full force and effect as originally executed on February 22, 2022.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving the parties that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving the parties, in the anticipated timeframe or at all, (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving the parties, (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions, (10) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, and (11) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the

Company. When used in this Current Report on Form 8-K, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this Current Report on Form 8-K may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission, including a proxy statement on Schedule 14A. The Company will mail to its stockholders a definitive proxy statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the proxy statement and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at http://tegna.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 26, 2021 and in subsequently filed Current Reports on Form 8-K, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of March 10, 2022, by and among TEGNA Inc., Teton Parent Corp., Teton Merger Corp., and solely for purposes of certain provisions specified therein, Community News Media LLC, CNM Television Holdings I LLC, SGCI Holdings III LLC, P Standard General Ltd., Standard General Master Fund L.P., Standard General Master Fund II L.P., Standard General Focus Fund L.P., CMG Media Corporation, CMG Media Operating Company, LLC, CMG Farnsworth Television Holdings, LLC, CMG Farnsworth Television Operating Company, LLC, Teton Midco Corp., Teton Opco Corp. CMG Farnsworth Television Acquisition Company, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA INC. (Registrant)

By:	/s/ Akin S. Harrison
Akin S. Harrison
Senior Vice President and General Counsel

Date: March 15, 2022

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Exhibit 2.1

EXECUTION VERSION

AMENDMENT NO. 1 TO

AGREEMENT AND PLAN OF MERGER

This Amendment No. 1 to Agreement and Plan of Merger (this “Amendment”) is entered into as of March 10, 2022, by and among TEGNA Inc., a Delaware corporation (the “Company”), Teton Parent Corp., a Delaware corporation and an indirect wholly owned Subsidiary of CMG (as defined below) (“Parent”), Teton Merger Corp., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Teton Merger Sub”) and, (i) solely for purposes of certain provisions specified in the Merger Agreement (as defined below) and the Amendment, Community News Media LLC, a Delaware limited liability company (“CNM”), CNM Television Holdings I LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of CNM (“CNM Holdings”), SGCI Holdings III LLC, a Delaware limited liability company (“SGCI”), P Standard General Ltd., a British Virgin Islands exempted company (“PSG”), Standard General Master Fund L.P., a Cayman Islands limited partnership (“SG I”), Standard General Master Fund II L.P., a Cayman Islands limited partnership (“SG II”), and Standard General Focus Fund L.P., a Delaware limited partnership (“SG Focus”, and together with SGCI, PSG, SG I and SG II, the “SG Holders”), CMG Media Corporation, a Delaware corporation (“CMG”), CMG Media Operating Company, LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of CMG (“CMG Media”), CMG Farnsworth Television Holdings, LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of CMG Media (“CMG Newco 1”), CMG Farnsworth Television Operating Company, LLC, a Delaware limited liability company and a direct, wholly-owned Subsidiary of CMG Newco 1 (“CMG Newco 2”), Teton Midco Corp., a Delaware corporation and a direct, wholly owned Subsidiary of Parent (“Midco”), Teton Opco Corp., a Delaware corporation and a direct, wholly owned Subsidiary of Midco (“Opco”) and CMG Farnsworth Television Acquisition Company, LLC, a Delaware limited liability company and a wholly owned Subsidiary of CMG (“CNM Merger Sub” and together with Parent, Teton Merger Sub, CNM, CNM Holdings, the SG Holders, CMG, CMG Media, CMG Newco 1, CMG Newco 2, Midco and Opco, collectively, the “Parent Restructuring Entities”), (ii) solely for purposes of certain provisions specified in the Merger Agreement and the Amendment, CNM and CMG (Parent, Teton Merger Sub, CNM and CMG are collectively referred to as the “Parent Entities”) and (iii) solely for purposes of certain provisions specified in the Merger Agreement and the Amendment, Parent, Teton Merger Sub, CMG and CMG Newco 2 (the “Post-Closing Transfer Agreement Parties”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

R E C I T A L S

WHEREAS, on February 22, 2022, the parties hereto entered into that certain Agreement and Plan of Merger (the “Merger Agreement”); and

WHEREAS, the parties hereto desire to adopt certain amendments to the terms of the Merger Agreement, in accordance with Section 9.11 of the Merger Agreement.

NOW THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.    Amendment to Preamble. The Merger Agreement is hereby amended by deleting the Preamble in its entirety and replacing it as follows:

“This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of February 22, 2022, is by and among TEGNA Inc., a Delaware corporation (the “Company”), Teton Parent Corp., a Delaware corporation and an indirect wholly owned Subsidiary of CMG (as defined below) (“Parent”), Teton Merger Corp., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Teton Merger Sub”) and, solely for purposes of (i) Section 5.1, Section 5.2, Section 5.3, Section 5.4, Section 6.5(f), Section 6.6(a), Section 6.6(c), Section 6.6(d), Section 6.6(g), Section 6.6(h), Section 6.6(j) and, solely to the extent related to such Sections, Article IX, Community News Media LLC, a Delaware limited liability company (“CNM”), CNM Television Holdings I LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of CNM (“CNM Holdings”), SGCI Holdings III LLC, a Delaware limited liability company (“SGCI”), P Standard General Ltd., a British Virgin Islands exempted company (“PSG”), Standard General Master Fund L.P., a Cayman Islands limited partnership (“SG I”), Standard General Master Fund II L.P., a Cayman Islands limited partnership (“SG II”), and Standard General Focus Fund L.P., a Delaware limited partnership (“SG Focus”, and together with SGCI, PSG, SG I and SG II, the “SG Holders”), CMG Media Corporation, a Delaware corporation (“CMG”), CMG Media Operating Company, LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of CMG (“CMG Media”), CMG Farnsworth Television Holdings, LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of CMG Media (“CMG Newco 1”), CMG Farnsworth Television Operating Company, LLC, a Delaware limited liability company and a direct, wholly-owned Subsidiary of CMG Newco 1 (“CMG Newco 2”), Teton Midco Corp., a Delaware corporation and a direct, wholly owned Subsidiary of Parent (“Midco”), Teton Opco Corp., a Delaware corporation and a direct, wholly owned Subsidiary of Midco (“Opco”) and CMG Farnsworth Television Acquisition Company, LLC, a Delaware limited liability company and a wholly owned Subsidiary of CMG (“CNM Merger Sub” and together with Parent, Teton Merger Sub, CNM, CNM Holdings, the SG Holders, CMG, CMG Media, CMG Newco 1, CMG Newco 2, Midco and Opco, collectively, the “Parent Restructuring Entities”), (ii) Section 6.1(c), Section 6.6 and, solely to the extent related to such Section, Article IX, CNM and CMG (Parent, Teton Merger Sub, CNM and CMG are collectively referred to as the “Parent Entities”), and (iii) solely for purposes of Section 6.6 and, solely to the extent related to such Section, Article IX, Parent, Teton Merger Sub, CMG and CMG Newco 2 (the “Post-Closing Transfer Agreement Parties”).”

2.    Amendments to Section 1.1.

(a)    The definition of “FCC Applications” in Section 1.1 of the Merger Agreement is hereby amended by deleting in its entirety and replacing it as follows:

““FCC Applications” means those applications (including the Petition for Declaratory Ruling) required to be filed with the FCC to obtain the approvals of the FCC pursuant to the Communications Act and FCC Rules necessary to consummate the (a) transactions contemplated by this Agreement and the Contribution Agreement and (b) the Post-Closing Transfers; provided, that upon the occurrence of a Post-Closing Transfer Restriction with respect to any of the Post-Closing Transfers, the applicable Post-Closing Transfer(s) shall be excluded from this definition of FCC Applications.”

(b)    Section 1.1 of the Merger Agreement is hereby amended by adding the following definition after the definition of “Person”:

““Post-Closing Transfer Agreements” means all agreements and instruments entered into by the Parent Restructuring Entities in connection with the Post-Closing Transfers, including those set forth on Annex A hereto.”

3.    Amendment to Section 6.6. Section 6.6 of the Merger Agreement is hereby amended to include a new subclause (k) as follows:

“(k) For purposes of this Agreement, a “Post-Closing Transfer Restriction” shall have occurred if the FCC (or its staff) conveys to the parties with reasonable clarity that it will not grant the FCC Applications as a result of any of the Post-Closing Transfers or any of the Post-Closing Transfers do not receive HSR clearance after filing the necessary notification and report forms under the HSR Act and observing the applicable waiting period or extensions thereof. Upon the occurrence of a Post-Closing Transfer Restriction, (i) the applicable Post-Closing Transfer(s) will be excluded from the FCC Applications and the parties shall immediately withdraw, file, or amend the FCC Applications and any other related filings to give effect to this change (for clarity, in order to authorize the Merger without such Post-Closing Transfer(s)) and (ii) the Parent Restructuring Entities shall be required to comply with this Section 6.6 without relying on such Post-Closing Transfer(s). The Post-Closing Transfer Agreement Parties hereby agree that the Post-Closing Transfer Agreements shall specify (and shall, to the extent already entered into prior to the date hereof, be amended effective as of the date hereof to specify) that: (A) there shall be no conditions to the obligations of the Post-Closing Transfer Agreement Parties’ obligations to consummate the transactions contemplated by the applicable Post-Closing Transfer Agreements, other than (x) the approvals by the FCC and the expiration or termination of the applicable waiting period (or extension thereof) under the HSR Act of the applicable Post-Closing Transfers and (y) the consummation of the Teton Merger, (B) there shall be no rights of the Post-Closing Transfer Agreement Parties (or any other person) to terminate any Post-Closing Transfer Agreements other than upon the valid termination of the Merger Agreement and (C) Sections 8.01 and 8.02 of the Contribution Agreement shall apply, mutatis mutandis, to the Post-Closing Transfers, the Post-Closing Transfer Agreement Parties and the Post-Closing Transfer Agreements, in each case, subject to the exclusions and limitations set forth therein.”

4.    Amendment to Section 6.6. Section 6.6 of the Merger Agreement is hereby amended to include a new subclause (l) as follows:

“(l) For purposes of this Section 6.6, (A) unless a Post-Closing Transfer Restriction has occurred and (B) except with respect to any obligation to consummate or make effective the Post-Closing Transfers prior to the Closing, (i) the definition of “Restructuring” shall include the Post-Closing Transfers, (ii) the definition of “Restructuring Agreements” shall include the Post-Closing Transfer Agreements and (iii) the definition of “Parent Restructuring Entities” shall include the Post Closing Transfer Agreement Parties, and, for the avoidance of doubt, each of the Post-Closing Transfer Agreement Parties agrees to comply with all obligations of the Parent Restructuring Entities contained in this Section 6.6 to the extent they apply to the Post-Closing Transfers and Post-Closing Transfer Agreements after giving effect to this Section 6.6(l) (for clarity, to the same extent as the Parent Restructuring Entities are required to comply with their obligations with respect to the Restructuring and the Restructuring Agreements). Without limiting the foregoing, without the Company’s prior written consent, each of the Post Closing Transfer Agreement Parties agrees to not amend, terminate or waive any provision of any of the Post-Closing Transfer Agreements if such amendment, termination or waiver is an amendment, termination or waiver of any section of the Post-Closing Transfer Agreements that relates to efforts to obtain regulatory approvals, closing conditions or the termination right of any party thereto.”

5.    Amendment to Section 6.2(d). Section 6.2(d) of the Merger Agreement is hereby amended to include a new proviso at the end of the first sentence thereof as follows:

“; provided further that, notwithstanding anything in this Agreement or in any Post-Closing Transfer Agreement to the contrary, the VHF Assets (as defined in that certain Option Agreement, dated as of September 18, 2020, by and between Estrella Media, Inc. and WFAA-TV, Inc.) shall be excluded from (and shall not be a part of) any Post-Closing Transfer and any Post-Closing Transfer Agreement unless and until the Company provides its prior written consent for such VHF Assets to be included as part of the Post-Closing Transfers.”

6.    Joinder. In consideration of the premises and the mutual agreements and covenants set forth herein and in the Merger Agreement, each of the Post-Closing Transfer Agreement Parties agrees to make the representations, and to comply with each of the covenants and obligations, applicable to the Post-Closing Transfer Agreement Parties (and where applicable, the Parent Restructuring Entities) as set forth in the Merger Agreement.

7.    Merger Agreement Remains in Effect. Except as expressly amended by this Amendment, the Merger Agreement remains in full force and effect and nothing in this Amendment shall otherwise affect any other provision of the Merger Agreement or the rights and obligations of the Parties. Without limiting the foregoing, each of the Parent Restructuring Entities agrees that nothing in this Amendment shall limit in any way any of the provisions of the Merger Agreement, including Section 6.6 thereof.

8.    References to the Merger Agreement. After giving effect to this Amendment, each reference in the Merger Agreement to “this Agreement,” “hereof,” “hereunder” or words of like import referring to the Merger Agreement shall refer to the Merger Agreement as amended by this Amendment.

9.    Incorporation by Reference. Sections 9.3 (Counterparts; Effectiveness), 9.4 (Governing Law; Jurisdiction), 9.6 (WAIVER OF JURY TRIAL), 9.7 (Notices), 9.9 (Severability), 9.12 (Headings), 9.15 (Interpretation) and 9.17 (Non-Recourse) of the Merger Agreement are incorporated herein by reference, mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY:

TEGNA INC.

By:	/s/ Akin S. Harrison
Name:	Akin S. Harrison
Title:	Senior Vice President and General Counsel

[Signature Page to Amendment No.1 to Agreement and Plan of Merger]

PARENT:

TETON PARENT CORP.

By:	/s/ Daniel York
Name:	Daniel York
Title:	President and Chief Executive Officer

TETON MERGER SUB:

TETON MERGER CORP.

By:	/s/ Daniel York
Name:	Daniel York
Title:	President and Chief Executive Officer

[Signature Page to Amendment No.1 to Agreement and Plan of Merger]

CNM:

COMMUNITY NEWS MEDIA LLC

By:	/s/ Soohyung Kim
Name:	Soohyung Kim
Title:	Managing Member

CNM HOLDINGS:

CNM TELEVISION HOLDINGS I LLC

By: Community News Media LLC, its managing member

By:	/s/ Soohyung Kim
Name:	Soohyung Kim
Title:	Managing Member

CMG:

CMG MEDIA CORPORATION

By:	/s/ Daniel York
Name:	Daniel York
Title:	President and Chief Executive Officer

CMG MEDIA:

CMG MEDIA OPERATING COMPANY, LLC

By:	/s/ Daniel York
Name:	Daniel York
Title:	President and Chief Executive Officer

CMG NEWCO 1:

CMG FARNSWORTH TELEVISION
HOLDINGS, LLC

By:	/s/ Daniel York
Name:	Daniel York
Title:	President and Chief Executive Officer

CMG NEWCO 2:

CMG FARNSWORTH TELEVISION
OPERATING COMPANY, LLC

By:	/s/ Daniel York
Name:	Daniel York
Title:	President and Chief Executive Officer

[Signature Page to Amendment No.1 to Agreement and Plan of Merger]

SG HOLDERS:

SGCI HOLDINGS III LLC

By:	/s/ Soohyung Kim
Name:	Soohyung Kim
Title:	Managing Member

P STANDARD GENERAL LTD.

By: Standard General L.P., its investment manager

By:	/s/ Soohyung Kim
Name:	Soohyung Kim
Title:	Chief Executive Officer

STANDARD GENERAL MASTER FUND L.P.

By: Standard General L.P., its investment manager

By:	/s/ Soohyung Kim
Name:	Soohyung Kim
Title:	Chief Executive Officer

STANDARD GENERAL MASTER FUND II L.P.

By: Standard General L.P., its investment manager

By:	/s/ Soohyung Kim
Name:	Soohyung Kim
Title:	Chief Executive Officer

STANDARD GENERAL FOCUS FUND L.P.

By: Standard General L.P., its investment manager

By:	/s/ Soohyung Kim
Name:	Soohyung Kim
Title:	Chief Executive Officer

MIDCO:

TETON MIDCO CORP.

By:	/s/ Daniel York
Name:	Daniel York
Title:	President and Chief Exe bcutive Officer

OPCO:

TETON OPCO CORP.

By:	/s/ Daniel York
Name:	Daniel York
Title:	President and Chief Executive Officer

CNM MERGER SUB:

CMG FARNSWORTH TELEVISION
ACQUISITION COMPANY, LLC

By:	/s/ Daniel York
Name:	Daniel York
Title:	President and Chief Executive Officer

[Signature Page to Amendment No.1 to Agreement and Plan of Merger]

POST-CLOSING TRANSFER AGREEMENT PARTIES:

TETON PARENT CORP.

By:	/s/ Daniel York
Name:	Daniel York
Title:	President and Chief Executive Officer

TETON MERGER CORP.

By:	/s/ Daniel York
Name:	Daniel York
Title:	President and Chief Executive Officer

CMG MEDIA CORPORATION

By:	/s/ Daniel York
Name:	Daniel York
Title:	President and Chief Executive Officer

CMG FARNSWORTH TELEVISION
OPERATING COMPANY, LLC

By:	/s/ Daniel York
Name:	Daniel York
Title:	President and Chief Executive Officer

[Signature Page to Amendment No.1 to Agreement and Plan of Merger]

Annex A

Post-Closing Transfer Agreements

1.	Asset Purchase Agreement, dated as of February 22, 2022, by and between Teton Parent Corp. and CMG Farnsworth Television Operating Company, LLC, as amended on March 10, 2022

2.	Asset Purchase Agreement, dated as of February 22, 2022, by and between Teton Merger Corp. and CMG Media Corporation, as amended and restated on March 10, 2022